Filed pursuant to Rule 497(a)
File No. 333-151930
Rule 482ad

3700 Glenwood Ave., Ste. 530 Raleigh, NC 27612 Tel (919) 719-4770 Fax (919) 719-4777 www.TCAP.com
TRIANGLE CAPITAL CORPORATION ANNOUNCES COMMENCEMENT
OF PUBLIC OFFERING OF COMMON STOCK
RALEIGH, NC — August 23, 2011 — Triangle Capital Corporation (NYSE: TCAP) (the “Company”) today announced the commencement of a public offering of 3,500,000 shares of common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase up to an additional 525,000 shares of its common stock to cover over-allotments, if any.
The Company intends to invest the net proceeds of this public offering in lower middle market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes. The underwriters of this offering are Morgan Stanley & Co. LLC, Morgan Keegan & Company, Inc., Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, JMP Securities LLC, and Sterne, Agee & Leach, Inc.
This offering will be made pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick St., 2nd Floor, New York, NY 10014. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and prospectus contain this and other information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Triangle Capital Corporation
Triangle Capital Corporation (www.TCAP.com) is a specialty finance company organized to provide customized financing solutions to lower middle market companies located throughout the United States. The Company’s investment objective is to seek attractive returns by generating current income from debt investments and capital appreciation from equity related investments. The Company’s investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. The Company typically invests $5.0 million — $15.0 million per transaction in companies with annual revenues between $20.0 million and $100.0 million and EBITDA between $3.0 million and $20.0 million.

The Company has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). The Company is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NYSE, federal and state laws and regulations. The Company has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to the Company could have a material adverse effect on the Company and its stockholders.
Forward Looking Statements
This press release may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future and some of these uncertainties are enumerated in the Company’s filings with the Securities and Exchange Commission. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, each as filed with the Securities and Exchange Commission. Copies are available on the SEC’s website at www.sec.gov. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.
Contacts

Sheri Blair Colquitt	Steven C. Lilly
Vice President, Investor Relations	Chief Financial Officer
919-719-4784	919-719-4789
scolquitt@tcap.com	slilly@tcap.com

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